Exhibit 10.4

FIFTH AMENDMENT TO
PRIME VENDOR AGREEMENT

This Fifth Amendment (“Fifth Amendment”) is made and entered into as of August 3, 2017 (“Fifth Amendment Effective Date”), by AmerisourceBergen Drug Corporation, a Delaware corporation (“ABDC”) on the one hand, and Diplomat Pharmacy, Inc., a Michigan corporation (“Diplomat”) for itself and on behalf of the following affiliated and commonly controlled companies of Diplomat: Diplomat Specialty Pharmacy of Flint, LLC, Navigator Health Services, LLC, Diplomat Health Services, LLC, Diplomat Specialty Pharmacy of Chicago, LLC, Diplomat Specialty Pharmacy of Ft. Lauderdale, LLC, Diplomat Specialty Pharmacy Great Lakes Distribution Center, LLC, Diplomat Specialty Pharmacy of Southern California, LLC, Navigator Pharmacy Service, LLC, Diplomat Specialty Pharmacy of Philadelphia, LLC, Diplomat Specialty Pharmacy of Boothwyn, LLC, BioRx, LLC, Valley Campus Pharmacy, Inc. d/b/a TNH Specialty Pharmacy, Affinity Biotech, Inc., At-Home IV Infusion Professional Inc., XAS Infusion Suites Inc., American Homecare Federation Inc. and MedPro Rx, Inc. (Diplomat and the affiliated companies being referred to herein collectively as “Customer”) on the other hand. This Fifth Amendment amends the parties Prime Vendor Agreement (“PVA”) dated January 1, 2012, as previously amended on July 20, 2012, August 1, 2015, October 1, 2016 and May 8, 2017. Capitalized terms that are not defined in this Fifth Amendment have the meanings ascribed pursuant to the PVA.

The parties wish to amend the PVA as follows:

1.              Comfort Infusion, Inc. The parties recognize that on or about March 22, 2017, Customer acquired Comfort Infusion, Inc. (“Comfort”) and Comfort desires to receive pharmaceutical Products and Services from ABDC under the terms and conditions of this PVA. Comfort agrees that the term “Customer” in the PVA shall refer to Comfort. Comfort agrees that by executing this Fifth Amendment, it hereby (i) adopts the PVA and agrees to assume and be bound by all the terms, conditions, covenants, responsibilities and provisions thereof; (ii) and all related instruments, agreements and documents; and (iii) execute and/or deliver such instruments, agreements and documents as ABDC may reasonably require to effectuate the intents and objects of this provision.

2.              Accurate Rx Pharmacy Consulting, LLC. The parties recognize that on or about July 5, 2017, Customer acquired Accurate Rx Pharmacy Consulting, LLC (“Accurate”) and Accurate desires to receive pharmaceutical Products and Services from ABDC under the terms and conditions of this PVA. Accurate agrees that the term “Customer” in the PVA shall refer to Accurate. Accurate agrees that by executing this Fifth Amendment, it hereby (i) adopts the PVA and agrees to assume and be bound by all the terms, conditions, covenants, responsibilities and provisions thereof; (ii) and all related instruments, agreements and documents; and (iii) execute and/or deliver such instruments, agreements and documents as ABDC may reasonably require to effectuate the intents and objects of this provision.

This Fifth Amendment is the complete understanding of the parties with respect to its subject matter and supersedes all prior or contemporaneous communications between the parties concerning such subject matter. If there is any conflict between the terms of this Fifth Amendment and the PVA, this Fifth Amendment shall control, provided that this Fifth

Amendment references the provision in the PVA that it is intended to modify. Following the Fifth Amendment Effective Date, the PVA (as amended) remains in full force and effect. This Fifth Amendment shall be governed and construed according to the choice of governing law pursuant to the PVA.

IN WITNESS WHEREOF and intending to be legally bound hereby, the duly authorized representatives of the parties have executed this Fifth Amendment to be effective as of the Fifth Amendment Effective Date.

AmerisourceBergen Drug Corporation

By:	/s/ Steven A. lampietro
Name:	Steven A. lampietro
Title:	Vice President, ,Strategic Accounts

Diplomat Pharmacy, Inc., for itself and on behalf of the following other entities of which Diplomat Pharmacy, Inc. is the sole member:

Diplomat Specialty Pharmacy of Flint, LLC

Navigator Health Services, LLC

Diplomat Health Services, LLC

Diplomat Specialty Pharmacy of Chicago, LLC

Diplomat Specialty Pharmacy of Ft. Lauderdale, LLC

Diplomat Specialty Pharmacy Great Lakes Distribution Center, LLC

Diplomat Specialty Pharmacy of Southern California, LLC

Navigator Pharmacy Service, LLC

Diplomat Specialty Pharmacy of Philadelphia, LLC

Diplomat Specialty Pharmacy of Boothwyn, LLC

BioRx, LLC

Valley Campus Pharmacy, Inc. (d/b/a TNH Specialty Pharmacy)

By:	/s/ Philip Hagerman
Name:	Philip Hagerman
Title:	Chief Executive Officer

At-Home IV Infusion Professional Inc. (d/b/a Diplomat Specialty Infusion Group)

By:	/s/ Philip Hagerman
Name:	Philip Hagerman
Title:	Treasurer and Secretary
Notice Address: 6925 Oakland Mills Road, Suite D Columbia, MD 21045-4714

XAS Infusion Suites Inc. (d/b/a Diplomat Specialty Infusion Group)

By:	/s/ Philip Hagerman
Name:	Philip Hagerman
Title:	Treasurer and Secretary
Notice Address: 1761 International Parkway, Suite 115 Richardson, TX 75081-1864

American Homecare Federation Inc. (d/b/a Diplomat Specialty Infusion Group)

By:	/s/ Philip Hagerman
Name:	Philip Hagerman
Title:	Vice President and Secretary
Notice Address: 31 Moody Road Enfield, CT 06083-3101

MedPro Rx, Inc. (d/b/a Diplomat Specialty Infusion Group)

By:	/s/ Philip Hagerman
Name:	Philip Hagerman
Title:	Vice President
Notice Address: 140 Northway Court Raleigh, NC 27615-4916

Affinity Biotech, Inc.

By:	/s/ Philip Hagerman
Name:	Philip Hagerman
Title:	Treasurer and Secretary

AGREED AND ACKNOWLEDGED:

Comfort Infusion, Inc.

By:	/s/ Philip Hagerman
Name:	Philip Hagerman
Title:	Treasurer and Secretary
Notice Address: 2151 Highland Avenue South, Ste. 350 Birmingham, AL 35205

Accurate Rx Pharmacy Consulting, LLC

By:	/s/ Philip Hagerman
Name:	Philip Hagerman
Title:	Treasurer and Secretary
Notice Address:103 Corporate Lake Dr. Suite B Columbia, Missouri 65203